Other Finance Gains and Losses, Net	12 Months Ended
Dec. 31, 2018
Gains (losses) on financial instruments [abstract]
Other Finance Gains and Losses, Net

Note 28 – Other Finance Gains and Losses, Net

Components of other finance gains and losses, net are as follows:

Year ended December 31,	2018	2017
Revaluation of variable rate long-term debt – EDC (note 20)	$(101)	$(256)
Gain (loss) from change in fair value of outstanding warrants (note 17)	398	(675)
Total	$297	$(931)